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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported): March 6, 1998

                             PREFERRED EMPLOYERS HOLDINGS, INC.
                 ----------------------------------------------------
                (Exact name of Registrant as specified in its charter)


                                        DELAWARE
                 ----------------------------------------------------
                    (State or other jurisdiction of incorporation)

        1-12677                                     65-0698779
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(Commission File Number)                (I.R.S. Employer Identification No.)

 10800 BISCAYNE BLVD., MIAMI, FLORIDA                   33161
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (305) 893-4040

                                   NOT APPLICABLE
            --------------------------------------------------------------
            (Former name or former address, if changed since last report.)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On March 6, 1998, pursuant to an asset purchase agreement dated as of January 21, 1998 (the "Agreement") by and among Preferred Employers Acquisition Corp. ("Acquisition Corp."), a wholly-owned subsidiary of Preferred Employers Holdings, Inc. (the "Company"), HSSI Travel Nurse Operations, Inc. ("Travel Nurse"), and Hospital Staffing Services, Inc. ("HSSI"), the parent of Travel Nurse, Acquisition Corp. acquired substantially all of Travel Nurse's assets used or pertaining to the business of Travel Nurse for an aggregate purchase price of $5.0 million (the "Acquisition"). Travel Nurse provides registered nurse and other professional medical personnel primarily to client hospitals in the United States and the Caribbean on a contractual basis for periods generally ranging from 8 to 52 weeks. Acquisition Corp. used a portion of the net proceeds the Company received from its 1997 initial public offering to fund the purchase price.

     The Company hereby incorporates by reference herein the matters announced in the Company's press release dated March 9, 1998 (such press release is filed as Exhibit 99.1 hereto).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c) EXHIBITS. The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

          2.1 Asset Purchase Agreement, dated as of January 21, 1998, among HSSI Travel Nurse Operations, Inc., Hospital Staffing Services, Inc. and Preferred Employers Acquisition Corp.

          99.1 Press release of the Company dated March 9, 1998.

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PREFERRED EMPLOYERS HOLDINGS, INC.


Date:  March 16, 1998                        By:  /s/  Mel Harris
                                                ---------------------------
                                                Mel Harris
                                                Chairman of the Board and
                                                Chief Executive Officer

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                                    EXHIBIT INDEX


EXHIBIT NO.    EXHIBITS                                               PAGE NO.


  2.1 Asset Purchase Agreement, dated as of January 21, 1998, among HSSI Travel Nurse Operations, Inc., Hospital
               Staffing Services, Inc. and Preferred Employers
               Acquisition Corp.

  99.1         Press release of the Company, dated March 9, 1998.

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